UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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PRIMORIS SERVICES CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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26000 Commercentre Drive
Lake Forest, California 92630
 www.primoriscorp.com

Dear Stockholder:

On behalf of the Board of Directors, I am pleased to invite you to attend the 2010 Annual Meeting of Stockholders of Primoris Services Corporation, a Delaware corporation (NASDAQ:PRIM), to be held on Tuesday, May 11, 2009, at 10:00 a.m., Pacific Time, at the Hyatt Regency Irvine, located at 17900 Jamboree Road, Irvine, California 92614.

During the Annual Meeting, we will discuss each item of business described in the accompanying Notice of the 2010 Annual Meeting of Stockholders and Proxy Statement. We encourage you to carefully read these materials, as well as the Annual Report to Stockholders on SEC Form 10-K for the fiscal year ended December 31, 2009, which is included with the Notice and the Proxy Statement.

I urge you to participate in our Annual Meeting of Stockholders by signing, dating and promptly mailing your enclosed proxy card to ensure the presence of a quorum. Your vote is important, whether or not you plan to attend. I hope you will ensure that your shares are represented and voted by completing and returning the enclosed proxy card. If you do attend the Annual Meeting of Stockholders, you will, of course, have the right to revoke your proxy and vote in person if you so desire. If you hold your shares through an account with a broker, nominee, fiduciary or other custodian, please follow the instructions you receive from them to vote your shares.

Thank you for your ongoing support of and continued interest in Primoris Services Corporation.

Sincerely,

/s/ Brian Pratt
Brian Pratt Chairman of the Board, Chief Executive Officer and President

26000 Commercentre Drive
Lake Forest, California 92630
 www.primoriscorp.com

NOTICE OF THE
2010 ANNUAL MEETING OF STOCKHOLDERS
To Be Held On May 11, 2010

April       , 2010

To our Stockholders:

The 2010 Annual Meeting of Stockholders of Primoris Services Corporation, a Delaware corporation, will be held on Tuesday, May 11, 2010, at 10:00 a.m., Pacific Time, at the Hyatt Regency Irvine, located at 17900 Jamboree Road, Irvine, California 92614.

Only stockholders of record that owned shares of our common stock at the close of business on March 31, 2010, are entitled to notice of and may vote at the Annual Meeting. A list of our stockholders will be made available at our principal executive offices at 26000 Commercentre Drive, Lake Forest, California 92630, during ordinary business hours for ten days prior to the Annual Meeting and will also be made available at the Annual Meeting.

At the Annual Meeting, we will consider the following proposals, which are described in detail in the accompanying Proxy Statement:

(1)                                  to elect three Class B Directors to hold office for a three-year term expiring at the Annual Meeting of Stockholders to be held in 2013 or until their respective successors are elected and qualified. The Board of Directors has nominated the following persons for election as Class B Directors at the meeting: John P. Schauerman, Stephen C. Cook and Peter J. Moerbeek;

(2)                                  to ratify the appointment of Moss Adams, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010; and

(3)                                  to transact such other business as may properly come before the Annual Meeting and all adjournments or postponements thereof.

References to “Primoris”, the “Company,” “we,” “us,” or “our” in this Notice and the accompanying Proxy Statement refer to Primoris Services Corporation and its affiliates, unless otherwise indicated.

By Order of the Board of Directors,

/s/ John M. Perisich
John M. Perisich Senior Vice President, General Counsel and Secretary

YOUR VOTE IS IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE 2010 ANNUAL MEETING OF STOCKHOLDERS, PLEASE CAST YOUR VOTE BY (i) DATING, SIGNING AND PROMPTLY MAILING THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE, OR (ii) IF APPLICABLE, FOLLOWING THE VOTING INSTRUCTIONS PROVIDED BY YOUR BROKER, BANK OR NOMINEE AND PROMPTLY MAILING SUCH VOTING INSTRUCTIONS BACK TO YOUR BROKER, BANK OR NOMINEE. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND CHOOSE TO VOTE IN PERSON EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY CARD.

26000 Commercentre Drive
Lake Forest, California 92630
 www.primoriscorp.com

26000 Commercentre Drive
Lake Forest, California 92630
 www.primoriscorp.com

PROXY STATEMENT FOR THE
2010 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 11, 2010.

SOLICITATION

This Proxy Statement, being mailed and made available electronically (on our Company website at www.primoriscorp.com ) to stockholders on or about April     , 2010, is being sent to you by the Board of Directors (the “Board”) of Primoris Services Corporation in connection with our 2010 Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting will take place at 10:00 a.m. Pacific Time, on Tuesday, May 11, 2010, at the Hyatt Regency Irvine, 17900 Jamboree Road, Irvine, California 92614. You are cordially invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement.

 QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Q:                                   What is the purpose of the Annual Meeting?

A:                                   At the Annual Meeting, our stockholders will vote to elect each of three Class B Directors and to ratify the appointment of Moss Adams, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010. In addition, management will report on our performance over the last fiscal year and, following the meeting, respond to questions from stockholders.

Q:                                   Why have I received these materials?

A:                                   The Board sent you this Proxy Statement and the enclosed proxy card because it is soliciting your proxy to vote your shares at the Annual Meeting. As a stockholder, you are invited to attend the meeting and are entitled to vote on the items of business described in this Proxy Statement.

Q:                                   Who may attend the Annual Meeting?

A:                                   All stockholders of record as of March 31, 2010 (the “Record Date”), or their duly appointed proxies, may attend the Annual Meeting. You will need to bring personal identification. Admission to the Annual Meeting depends on how your stock ownership is recorded by our transfer agent, Continental Stock Transfer & Trust Company (the “Transfer Agent”). If your stock is held in the name of a bank, broker or other holder of record and you plan to attend the Annual Meeting, please obtain proof of ownership, such as a current brokerage account statement or certification from your broker. If your stock is registered with our Transfer Agent, all you need is proof of identity; no proof of ownership is needed.

Q:                                   Who is entitled to vote at the Annual Meeting?

A:                                   Holders of our common stock (“Common Stock”) as of the close of business on the Record Date will be entitled to vote at the Annual Meeting. On the Record Date, there were 35,900,483 shares of Common Stock outstanding, each of which is entitled to one vote with respect to each matter to be voted on at the Annual Meeting.  The 8,185,278 shares of Common Stock converted on April 12, 2010 from the 81,852.78 shares of Series A Contingent Convertible Preferred Stock (“Preferred Stock”) issued in connection with our acquisition of James Construction Group, LLC, were not held of record, as of the Record Date and are not entitled to vote at the Annual Meeting.  Further, the shares of Preferred Stock, when outstanding, did not have voting rights and will not vote on any of the matters at the Annual Meeting.

Q:                                   What is the quorum requirement for the Annual Meeting?

A:                                   The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the voting power of all outstanding shares of Common Stock entitled to vote shall constitute a quorum for the transaction of business. Proxies marked as abstaining (including proxies containing broker non-votes) on any matter to be acted upon by stockholders will be treated as present at the meeting for purposes of determining a quorum but will not be counted as votes cast on such matters.

Q:                                   What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:                                   Most of our stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with the Transfer Agent, you are considered the stockholder of record, and these proxy materials are being sent directly to you by us. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting. We have enclosed a proxy card for you to use.

Beneficial Owner of Shares Held in Street Name

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker on how to vote your shares and are also invited to attend the Annual Meeting. Because you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting except as noted below under “How do I vote my shares in person at the Annual Meeting?” If you hold shares in street name, your broker, bank or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee regarding how to vote your shares.

Q:                                   How do I vote my shares in person at the Annual Meeting?

A:                                   Shares held directly in your name as the stockholder of record may be voted in person at the Annual Meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification. Even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the Annual Meeting. Shares held beneficially in street name may be voted in person at the meeting if you obtain a signed “legal proxy” from the record holder (e.g., your broker, bank or nominee) giving you the right to vote the shares in person.

Q:                                   How do I vote my shares without attending the Annual Meeting?

A:                                   If you complete and properly sign the accompanying proxy card and return it to the Transfer Agent, your shares will be voted as you direct on the proxy card. If you are a stockholder of record, follow the instructions included with your proxy card. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker, bank or nominee. For instructions on how to vote, please refer to the instructions included on your proxy card or, for shares held beneficially in street name, the voting instruction card provided by your broker, bank or nominee.

Stockholders of record may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelopes. Our stockholders who hold shares beneficially in street name may vote by mail by completing, signing and dating the voting instruction cards provided by their brokers, banks or nominees and mailing them to such entities in the accompanying pre-addressed envelopes.

Q:                                   Can I change my vote after I return my proxy card?

A:                                   Yes. If you are a stockholder of record, you can revoke your proxy before it is exercised by:

•                       delivering written notice of revocation of the proxy to our Secretary prior to the Annual Meeting;

•                       executing and delivering a later dated proxy card to our Secretary; or

•                       attending and voting by ballot in person at the Annual Meeting.

If you are the beneficial owner of your shares held in street name, you may submit new voting instructions by contacting your broker, bank or other nominee. You may also vote in person at the Annual Meeting if you obtain a legal proxy as described above in “How do I vote my shares in person at the Annual Meeting?” All shares that have been properly voted and not revoked will be voted at the Annual Meeting.

Q:                                   What vote is required to approve each item?

A:                                   Each outstanding share of Common Stock is entitled to one vote on each proposal at the Annual Meeting. All matters require the existence of a quorum at the Annual Meeting.

•                       Election of Directors: The election of Directors at the Annual Meeting requires the affirmative vote of a plurality of the votes cast at the Annual Meeting by shares represented in person or by proxy and entitled to vote for the election of Directors. Plurality means that the individuals who receive the largest number of votes cast “FOR” are elected as Directors. Consequently, any shares not voted “FOR” a particular nominee (whether as a result of abstentions, a direction to withhold authority or a broker non-vote) will not be counted in the nominee’s favor. Our stockholders do not have cumulative voting rights.

•                       Ratification of our Independent Registered Public Accounting Firm: This action requires the affirmative vote of a majority of our shares represented in person or by proxy and entitled to vote on the matter for approval.

In the election of Directors, you may vote “FOR” any of the nominee(s) or your vote may be “WITHHELD” with respect to any of the nominee(s). A properly executed proxy marked “ABSTAIN” with respect to any other matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention on any matter other than election of Directors will have the effect of a negative vote on that matter. If you hold your shares in street name through a broker, bank or other nominee, shares represented by broker non-votes will be counted in determining whether there is a quorum but will not be counted as votes cast on any matter.

Q:                                   Who is the inspector of elections and what is his function?

A:                                   Our Senior Vice President, General Counsel and Secretary, John M. Perisich, will act as Inspector of Elections and oversee the voting results. The Inspector of Elections will also determine the presence of a quorum.

Q:                                   Where can I find the voting results of the Annual Meeting?

A:                                   We will announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission (“SEC”) within four business days of the Annual Meeting.

Q:                                   How does the Board recommend that I vote?

A:                                   The Board recommends a vote:

•                                          FOR Proposal No. 1 to elect each of the three Class B Directors;

•                                          FOR Proposal No. 2 to ratify the appointment of Moss Adams, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010.

Unless you give other instructions on your proxy card, the person named as proxy holder on the proxy card will vote in accordance with the recommendations of the Board.

Q:                                   Who will bear the expense of soliciting proxies?

A:                                   We will pay the costs for the solicitation of proxies, including the cost of preparing and mailing this Proxy Statement. Proxies are being solicited primarily by mail, but the solicitation by mail may be followed-up by solicitation in person, or by telephone or facsimile, by our regular employees without additional compensation for such proxy solicitation activity. We will reimburse brokers, banks and other custodians and nominees for their reasonable out-of-pocket expenses incurred in sending proxy materials to our stockholders.

Q:                                   What is the deadline for submission of stockholder proposals for the 2011 Annual Meeting?

A:                                   The rules of the SEC establish the eligibility requirements and the procedures that must be followed for a stockholder’s proposal to be included in a public company’s proxy materials. Under those rules, proposals submitted for inclusion in our 2011 proxy materials must be received on or before the close of business on the day that is 120 days prior to April [      ], 2010.  Proposals for inclusion in our 2011 proxy materials must comply with the procedures set forth in Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

In addition to the requirements of the SEC, our Amended and Restated Bylaws (“Bylaws”) provide that in order for a proposal to be properly brought before an Annual Meeting of Stockholders, it must be either (1) specified in the notice of the meeting given by us, (2) otherwise brought before the meeting by or at the direction of our Board, or (3) properly brought before the meeting by a stockholder entitled to vote at the meeting and who complies with the following notice procedures: (i) the stockholder must give timely notice thereof in writing of the business to be brought before such meeting to our Secretary, and (ii) such business must be a proper matter for stockholder action under the Delaware General Corporation Law. Our Bylaws provide that to be timely, a stockholder’s notice must be delivered to our Secretary at our principal executive offices not less than 45 days prior to the first anniversary of the date on which we first mailed our proxy materials for the preceding year’s Annual Meeting. If the date of the subsequent year’s Annual Meeting of Stockholders is changed by more than 30 days from the date of the prior year’s meeting, notice by the stockholder for the subsequent year’s Annual Meeting must be delivered to our Secretary within a “reasonable time” prior to our mailing of the proxy materials for the subsequent year’s Annual Meeting of Stockholders. We expect to announce the date of the 2011 Annual Meeting of Stockholders in early 2011.

If a stockholder proposes to nominate for election or reelection a director, the stockholder’s notice must include all information relating to such director nominee that is required to be disclosed in solicitation of proxies for election of directors in an election contest, or otherwise required, in each case, pursuant to Regulation 14A and Rule 14a-11 under the Exchange Act.

For any business that a stockholder desires to bring before an annual meeting, the stockholder’s notice must comply with all applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder, and must include the following:

•                                     a brief description of the proposal and the reasons for the proposal;

•                                     the name and address of such stockholder, and of such beneficial owner, as they appear on our books;

•                                     the class and number of shares of Common Stock which are owned beneficially and of record by such stockholder or such beneficial owner;

•                                     a representation that the stockholder is a holder of record of Common Stock entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination; and

•                                     a representation whether the stockholder or the beneficial owner intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of our outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (b) otherwise to solicit proxies from stockholders in support of such proposal or nomination.

Any stockholder who intends to present a proposal at the 2011 Annual Meeting of Stockholders must send the proposal via standard mail, overnight delivery or other courier service, to Primoris Services Corporation, 26000 Commercentre Drive, Lake Forest, CA 92630, Attention: Secretary.

Q:                                   Where can I find more information about Primoris Services Corporation?

A:                                   We maintain a corporate website at www.primoriscorp.com. Visitors to the Investor Relations section of our website can view and print copies of our SEC filings, including our Proxy Statement, Forms 10-K, 10-Q and 8-K. Copies of the charters for our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee and our Code of Ethics, are also available through our website. Alternatively, stockholders may obtain, without charge, copies of all of these documents by writing to Investor Relations at the Company’s headquarters. Please note that the information contained on our website is not incorporated by reference in, or considered to be a part of, this Proxy Statement.

Q:                                   What documents are not incorporated by reference into this Proxy Statement?

A:                                   The Audit Committee Report and the Compensation Committee Report are not deemed filed with the SEC and shall not be deemed incorporated by reference into any prior or future filings made by us under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that we specifically, and in writing, incorporate such information by reference.

PROPOSAL 1—ELECTION OF DIRECTORS

(Item 1 on Proxy Card)

General Information

We have a classified Board consisting of ten members.  Six of our Directors are non-employee independent Directors under the NASDAQ rules.  Our Directors are divided into three classes (Class A, Class B and Class C). Directors in each class are elected to serve for three-year terms that expire in successive years. Upon consummation of the merger of our Company with Primoris Corporation, a Nevada corporation (“Former Primoris”), in July 2008 (the “Merger”), the Director terms were set to expire as follows: Class B terms expire at the Annual Meeting in 2010; Class C terms expire at the Annual Meeting in 2011 and Class A terms expire at the Annual Meeting in 2012. The term of Class B Directors John P. Schauerman, Stephen C. Cook and Peter J. Moerbeek expires at the upcoming 2010 Annual Meeting. The Board has re-nominated John P. Schauerman, Stephen C. Cook and Peter J. Moerbeek for re-election as Class B Directors for three-year terms expiring at the Annual Meeting to be held in 2013, or until their successors are elected and qualified or their earlier death, resignation or removal. If the nominees decline to serve or become unavailable for any reason, or if any vacancy occurs before the election at the 2010 Annual Meeting (although we know of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominees as the Board may designate.

Each nominee has consented to being named in this Proxy Statement and has agreed to serve if elected. If a quorum is present and voting, the three nominees for Class B Director receiving the highest number of votes will be elected as Class B Directors. Abstentions and broker non-votes have no effect on the result of the vote; however, abstentions and broker non-votes will be counted as shares present for purposes of determining the presence of a quorum. The principal occupation and certain other information concerning the nominees and the Directors whose terms of office will continue after the Annual Meeting is provided below.

Information Regarding Directors and Director Nominees

The following table sets forth information regarding our current Directors, including the Class B Director nominees proposed to be elected at the Annual Meeting. There are no family relationships between any Directors or named executive officers of the Company.

Name	Position with our Company	Age	Director Since

Class B Directors whose terms will expire in 2010 and are nominated for re-election at the 2010 Annual Meeting:

John P. Schauerman(1)	Director, Executive Vice President, Corporate Development	53	2008
Stephen C. Cook	Director	60	2008
Peter J. Moerbeek	Director, Executive Vice President, Chief Financial Officer	62	2008

Class C Directors whose terms will expire in 2011:

Eric S. Rosenfeld(2)	Director	52	2006
David D. Sgro(2)	Director	33	2006

Michael D. Killgore (3)	Director, Executive Vice President and Director of Construction Services	53	2010
Robert A. Tinstman (3)	Director	63	2010

Class A Directors whose terms will expire in 2012:

Brian Pratt(1)	Director, Chairman of the Board, Chief Executive Officer and President	58	2008
Thomas E. Tucker	Director	67	2008
Peter C. Brown	Director	66	2009

(1)                                  Mr. Pratt was a Director of Former Primoris and its predecessor company from 1983 until the July 2008 Merger, and Mr. Schauerman was a Director of Former Primoris and its predecessor company from 1993 until the July 2008 Merger.

(2)                                  Mr. Rosenfeld and Mr. Sgro were nominated and elected as continuing Board members pursuant to the July 2008 Merger agreement.

(3)                                  Mr. Killgore and Mr. Tinstman were appointed by the Board as part of our purchase of James Construction Group, LLC on December 18, 2009.

At the Annual Meeting, the stockholders will vote to elect three Class B Directors for terms that will expire at our Annual Meeting of Stockholders to be held in 2013, subject to the election and qualification of their successors or to their earlier death, resignation or removal.

The person(s) named in the enclosed proxy will vote to elect John P. Schauerman, Stephen C. Cook and Peter J. Moerbeek as Class B Directors, unless you withhold the authority of these persons to vote for the election of any or all of the nominees by marking the proxy to that effect.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR JOHN P. SCHAUERMAN, STEPHEN C. COOK AND PETER J. MOERBEEK AS CLASS B DIRECTORS TO HOLD OFFICE UNTIL OUR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD IN 2013 OR UNTIL THEIR RESPECTIVE SUCCESSORS ARE DULY ELECTED AND QUALIFIED OR UPON THEIR EARLIER DEATH, RESIGNATION OR REMOVAL.

Director Qualifications

The following paragraphs provide information as of the date of this proxy statement about each Director and Director nominee.  The information presented includes information each Director has given us about his age, all positions he holds, his principal occupation and business experience for the past five years, and the names of other publicly-held companies of which he currently services as a Director or has served as a Director during the past five years.  In addition to the information presented below regarding each Director’s and nominee’s specific experience, qualifications, attributes and skills that led our Board to the conclusion that he should serve as a Director, we also believe that all of our directors and nominees have a reputation for integrity, honesty and adherence to high ethical standards.  They each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to Primoris and our Board.

Nominees for Reelection at the 2010 Annual Meeting (Class B)

JOHN P. SCHAUERMAN was named as our Executive Vice President, Corporate Development effective February 6, 2009, and has served as a Director since July 2008. He previously served as our Chief Financial Officer, and prior to the Merger, he served as the Chief Financial Officer of Former Primoris from February 2008. He also served as a Director of Former Primoris and its predecessor entity from 1993 to the time of the Merger. He joined our wholly-owned subsidiary, ARB, Inc., in 1993, as Senior Vice President. In his current role, he is responsible for developing and integrating our overall strategic plan, including the evaluation and structuring of new business opportunities and acquisitions. Prior to joining ARB, Inc., he was Senior Vice President of Wedbush Morgan Securities. We believe that Mr. Schauerman’s qualifications to serve on our Board include his knowledge of our business, employees, culture, competitors and the effect on our business of various government policies.  Mr. Schauerman received a B.S. in Electrical Engineering from UCLA and an M.B.A. from Columbia Business School.

STEPHEN C. COOK has served as one of our Directors since July 2008. He has also served as President and principal stockholder of Fieldstone Partners, a Houston, Texas-based investment banking firm, focused primarily on corporate merger and acquisition advisory services, since 1990. He has over 30 years of experience in the investment banking business, including 10 years with Rotan Mosle, Inc., a Texas-based regional investment firm and underwriter where he served as co-head of the corporate finance department and as a Director of the firm. We believe that Mr. Cook’s qualifications to serve on our Board include his business and investment banking experience and his wealth of knowledge of mergers and acquisitions. Mr. Cook received an A.B. in Economics from Princeton University and an M.B.A. from Harvard Business School. The Board has determined that Mr. Cook meets the NASDAQ rules for independence and is therefore an independent director.

PETER J. MOERBEEK was named our Executive Vice President, Chief Financial Officer effective February 6, 2009. He has served as one of our Directors since July 2008 and was Chairman of the Audit Committee until February 2009. From 2006 through February 2009, he was the Chief Executive Officer and a founder of a private equity-funded company engaged in the acquisition and operation of water and wastewater utilities. From August 1995 to June 2006, Mr. Moerbeek held several positions with publicly traded Southwest Water Company, a California based company which provides water and wastewater services, including as Director from 2001 to 2006; President and Chief Operating Officer from 2004 to 2006; President of the Services Group from 1997 to 2006; Secretary from 1995 to 2004; and Chief Financial Officer from 1995 to 2002. From 1989 to 1995, Mr. Moerbeek was the Vice President of Finance and Operations for publicly traded Pico Products, Inc., a manufacturer and distributor of cable television equipment. We believe that Mr. Moerbeek’s qualifications to serve on our Board include his experience as the chief operating officer and the chief financial office of a NASDAQ listed company, as well as his in-depth knowledge and understanding of generally accepted accounting principles, experience in analyzing financial statements, understanding of internal control over financial reporting and his understanding of audit committee functions.    Mr. Moerbeek received a B.S.E.E. and an M.B.A. from the University of Washington and is a licensed certified public accountant.

Directors with Terms Expiring at the 2011 Annual Meeting (Class C)

ERIC S. ROSENFELD has served as one of our Directors since 2006. Prior to the Merger, he was our Chairman of the Board, Chief Executive Officer and President. Mr. Rosenfeld has been the President and Chief Executive Officer of Crescendo Partners, L.P., an investment firm, since its formation in November 1998. From 1985 to 1998, Mr. Rosenfeld was a managing director at CIBC Oppenheimer and its predecessor company Oppenheimer & Co., Inc. Mr. Rosenfeld has also served as chairman and/or director on the boards of various companies. We believe that Mr. Rosenfeld’s business and investment banking expertise and his directorships on both private and public companies qualify him to serve on our Board. Mr. Rosenfeld received an A.B. in Economics from Brown University and an M.B.A. from Harvard Business School. The Board determined that Mr. Rosenfeld meets the NASDAQ rules for independence and is therefore an independent director.

DAVID D. SGRO, CFA, has served as one of our Directors since 2006. Prior to the Merger, he was our Chief Financial Officer. Mr. Sgro was a Senior Vice President of Crescendo Partners, L.P., an investment firm, since December 2007, a Vice President from December 2005 to December 2007, and an investment analyst from May 2005 to December 2005. From June 1998 to May 2003, he worked as an analyst and then senior analyst at Management Planning, Inc., a firm engaged in the valuation of privately held companies. Simultaneously, Mr. Sgro worked as an associate with MPI Securities, Management Planning, Inc.’s boutique investment banking affiliate. From June 2004 to August 2004, Mr. Sgro worked as an analyst at Brandes Investment Partners. We believe that Mr. Sgro’s investment banking and valuation experience and his expertise and understanding of generally accepted accounting principles, qualify him to serve on our Board. Mr. Sgro received a B.S. in Finance from The College of New Jersey and an M.B.A. from Columbia Business School. The Board determined that Mr. Sgro meets the NASDAQ rules for independence and is therefore an independent director.

MICHAEL D. KILLGORE was appointed a Director on December 18, 2009 at the time of the purchase of James Construction Group, LLC.  He has been employed by James Construction Group and its predecessor companies since 1977. He has been Chief Executive Officer of James Construction Group since 2007. In March 2010, Mr. Killgore was promoted as the Executive Vice President, Director of Construction Services of the Company. Mr. Killgore is a registered Civil and Environmental Engineer in the state of Louisiana. We believe that Mr. Killgore’s knowledge and experience as an executive with a major construction firm and his knowledge and understanding of the construction industry qualify him to serve on our Board. Mr. Killgore received a B.S. Civil Engineering degree from Louisiana Tech University in 1978

ROBERT A. TINSTMAN was appointed a Director on December 18, 2009 at the time of the purchase of James Construction Group, LLC.  Mr. Tinstman is currently the President of Tinstman and Associates, LLC. From 1974-1999, he was employed by Morrison Knudsen and served as the company’s President/Chief Executive Officer for the period 1995-1999.  Mr. Tinstman was the Executive Chairman of James Construction Group from 2003-2007. Mr. Tinstman is a registered Professional Engineer in the state of Idaho.  Mr. Tinstman is also a director on the following public company boards:  IDA CORP, Inc., where he is chairman of the compensation committee; Home Federal Bancorp, where he is a member of the audit and compensation committees; and CNA Surety, where he is a member of the audit committee and chairman of the compensation committee.  We believe that Mr. Tinstman’s qualifications to serve on our Board include his experience as President and Chief Executive Officer of one of the largest construction companies in the United States as well as his wealth of knowledge of business systems and construction operations. He graduated from University of Wisconsin, Platteville, with a B.S., Mining Engineering in 1968. The Board determined that Mr. Tinstman meets the NASDAQ rules for independence and is therefore an independent director.

Directors with Terms Expiring at the 2012 Annual Meeting (Class A)

BRIAN PRATT has been a Director and our Chairman as well as our President and Chief Executive Officer since July 2008. Mr. Pratt directs strategy, establishes goals and oversees our operations. Since 1983, he served as the President, Chief Executive Officer and Chairman of the Board of Former Primoris and its predecessor, ARB, Inc., a California corporation. Prior to the Merger, Mr. Pratt was the majority owner of Former Primoris. Mr. Pratt has over 30 years of hands-on operations and management experience in the construction industry.  During this period, Mr. Pratt has developed an intimate knowledge of our business, employees, culture, competitors and the effect on our business of various government policies.  We believe that his long history and experience with Primoris, and his in-depth knowledge of the construction industry demonstrate that Mr. Pratt is well qualified to serve on our Board. Mr. Pratt completed four years of courses in Civil Engineering at California Polytechnic College in Pomona.

THOMAS E. TUCKER has served as one of our Directors since July 2008. He is currently Chairman of Pennhill Land Company, a real estate development and investment company, where he has worked since he founded the company in 1983. Previously, he served as a Board Member of RSI Holding Corporation, a privately held national manufacturer of cabinets for homes, from 2002 to November 2008. Prior to that, he served as an Advisory Board Member of ORCO Block Company, a Southern California manufacturer of block products, and Gemini Investors, a Boston based Investment Capital firm.  Mr. Tucker also serves as a board member of the Orange County Performing Arts Center in California.  We believe that Mr. Tucker’s experience as a founder and executive officer of a large real estate development company, his expertise in the real estate development business and his directorships of both private and public companies qualify him to serve on our Board.  Mr. Tucker received a B.S. in Business from the University of Southern California. The Board determined that Mr. Tucker meets the NASDAQ rules for an independent director.

PETER C. BROWN joined our Board effective February 6, 2009. He has served since 1974 as President and Senior Principal Stockholder of Brown Armstrong Accountancy Corporation, a regional provider of tax, audit, consulting and business services headquartered in Bakersfield, California. He is a member of the American Institute of Certified Public Accountants, the California Society of Certified Public Accountants and the Colorado Society of Certified Public Accountants.  We believe that Mr. Brown’s qualifications to serve on our Board include his in-depth knowledge and understanding of generally accepted accounting principles, his background of taxation regulations, experience in preparing, auditing and analyzing financials statements and understanding the responsibilities and functions of audit committees.  Mr. Brown received a B.S. in Accounting from the University of Arizona. The Board determined that Mr. Brown meets the NASDAQ rules for independence and is therefore an independent director.

Board Compensation

The Board approved the following compensation program for non-employee Directors. We do not pay employee Directors for Board service in addition to their regular employee compensation, and therefore, compensation information for Mr. Pratt, our President, Chief Executive Officer and Chairman of the Board, Pete J. Moerbeek, Executive Vice President and Chief Financial Officer and John P. Schauerman, our former Chief Financial Officer, are reported in the Summary Compensation Table under “Executive Compensation.”

The general policy of the Board is that compensation for non-employee Directors should be a mix of cash and equity-based compensation.  Board compensation is reviewed by the Compensation Committee annually, which recommends proposed changes to the Board. No changes were made to the Board’s compensation levels in 2009 or as of the date of this Proxy Statement for 2010.

For 2010, compensation includes the following components:

•     $86,000 annually to each member of the Board;

•     $15,000 annually to the Chairman of the Audit Committee;

•     $10,000 annually to the Chairman of the Compensation Committee; and

In addition, Directors are reimbursed for expenses incurred in connection with Board and Board Committee meetings and assignments.

The table below details the compensation earned by our non-employee Directors in 2009.

Non-Employee Director	Fees Earned or Paid in Cash (1)	Non-Equity Incentive Plan Compensation	All Other Compensation (2)	Total
Peter C. Brown	$90,900	$—	$—	$90,900
Stephen C. Cook	$96,000	$—	$—	$96,000
Peter J. Moerbeek (3)	$10,100	$—	$—	$10,100
Eric S. Rosenfeld	$86,000	$—	$—	$86,000
David D. Sgro	$86,000	$—	$—	$86,000
Robert A. Tinstman (4)	$—	$—	$—	$—
Thomas E. Tucker	$86,000	$—	$—	$86,000

(1)                                  Annual Retainer and Meeting Fees:     Non-employee Director compensation consisted of only cash retainer fees and cash fees paid to the chairpersons for both the Audit Committee and the Compensation Committee, on a pro rata basis.

(2)                                  Stock Awards and Option Awards:     During the year 2009, no stock awards or stock option grants were issued to our non-employee Directors. As of December 31, 2009, there were no stock awards or stock option grants outstanding.  In lieu of stock award, the non-employee Directors were paid the annual fair value amount in cash.

(3)                                  Pro rata payment was made to Mr. Moerbeek, who served as an independent Director from July 2008 until February 6, 2009, when he was appointed as our Executive Vice President, Chief Financial Officer. He continues to serve as a non-independent Director.

(4)                                  Mr. Tinstman was appointed as an independent director by the Board as part of the purchase of James Construction Group, LLC on December 18, 2009.

Stockholder Communications with the Board of Directors

Stockholders may communicate with any of our Directors, including our Chairman, or the Chairman of any of the Committees of the Board, or the non-management Directors, as a group, by writing to them at Primoris Services Corporation, c/o Secretary, 26000 Commercentre Drive, Lake Forest, CA 92630. Please specify to whom your correspondence should be directed. The Secretary will promptly forward all correspondence to the Board or any specific committee member, as indicated in the correspondence, except for mass mailings, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate material. Our Secretary may forward certain correspondence, such as product-related or service-related inquiries, elsewhere within the Company for review and possible response.

STOCK OWNERSHIP

Security Ownership of 5% or Greater Stockholders, Directors, Director Nominees and Executive Officers

The following table sets forth information with respect to beneficial ownership of Common Stock for (i) those persons known by management of the Company to beneficially own 5% or more of our Common Stock, (ii) each Director and Director nominee, (iii) the Named Executive Officers (as defined below) from the Summary Compensation Table below, and (iv) all of our executive officers and Directors as a group. The information for the officers and Directors is provided as of March 31, 2010 and the information for 5% or more stockholders is as of the most recent filings with the SEC.

Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. To our knowledge, the persons named in the table below have sole voting and investment power and shared voting and investment power, as indicated below, with respect to all shares of Common Stock beneficially owned, subject to community property laws where applicable. The number of shares beneficially owned by each person or group as of the March 31, 2010 Record Date includes shares of Common Stock that such person or group had the right to acquire on or within 60 days after March 31, 2010. This includes, but is not limited to, shares obtained upon the exercise of options or warrants (which shares, however, are not deemed outstanding for the purpose of computing percentage ownership of any other person or group).  Additionally, the table below assumes the conversion of the 81,852.78 shares of Preferred Stock issued in connection with our acquisition of James Construction Group, LLC, which were converted after approval by the stockholders on April 12, 2010 into 8,185,278 shares of common stock.

For each individual and group included in the table below, percentage ownership is calculated by dividing the number of shares beneficially owned by such person or group by the sum of the 35,900,483 shares of Common Stock outstanding on March 31, 2010, plus the 8,185,278 shares of common stock underlying the currently converted 81,852.87 shares of Preferred Stock, plus the number of shares of Common Stock that such person or group had the right to acquire on or within 60 days after March 31, 2010. The Company is not aware of any pledge of Common Stock that could result in a change of control of the Company.

	Amount and Nature of Beneficial Ownership (1)
Name	Shared Investment Power	Sole Investment Power	Shared Voting Power	Sole Voting Power	Shared and Sole Voting Power—Total	Percentage of Common Stock Outstanding (2)
5% or Greater Stockholders:
Arline Pratt (3)	—	3,038,590	—	3,038,590	3,038,590	6.9%
Dominic Iafrate (4)	1,376,416	825,849	1,376,416	825,849	2,202,265	5.0%
Angelo E. Iafrate (5)	1,445,235	825,849	1,445,235	825,849	2,271,084	5.2%

Named Executive Officers and Directors:
Brian Pratt(6)	97,810	17,192,616	3,304,446	17,192,616	20,497,062	46.5%
Scott E. Summers (6) (7)	—	1,480,172	1,480,172	—	1,480,172	3.4%
John P. Schauerman (6) (8)	—	1,401,924	1,401,924	—	1,401,924	3.2%
John M. Perisich (9)	—	130,412	—	130,412	130,412	*
Alfons Theeuwes (10)	—	272,638	—	272,638	272,638	*
Eric S. Rosenfeld (11)	106,840	1,878,636	106,840	1,878,636	1,985,476	4.5%
Peter J. Moerbeek (12)	—	10,000	—	10,000	10,000	*
Stephen C. Cook (13)	—	9,400	—	9,400	9,400	*
David D. Sgro (14)	—	21,000	—	21,000	21,000	*
Thomas E. Tucker (15)	8,136	24,000	8,136	24,000	32,136	*
Peter C. Brown (16)	—	—	—	—	—	*
Michael D. Killgore (17)	—	707,034	—	707,034	707,034	1.6%
Robert A. Tinstman (18)	—	—	—	—	—	*
All Directors, nominees and executive officers as a group (13 individuals)					23,912,806	54.2%

*                             Indicates beneficial ownership of less than one percent of total outstanding Common Stock.

(1)                  This table lists voting securities, including shares held of record, shares held by a bank, broker or nominee for the person’s interest and shares held through family trust arrangements.

(2)                  Beneficial shares with both sole and shared voting power as a percentage of Common Stock outstanding as of March 31, 2010, or 35,900,483 shares as of March 31, 2010, plus 8,185,278 shares of Common Stock underlying the currently converted 81,852.87 shares of Preferred Stock, for a total of 44,085,761 shares outstanding.

(3)                  Represents 2,666,916 shares of Common Stock held by the Pratt Family Trust, of which Ms. Pratt is the sole trustee and 371,671 shares of Common Stock held by the Pratt Family Bypass Trust, of which Ms. Pratt is the sole trustee. The principal business address of Ms. Pratt is 402 Fairway Drive, Bakersfield, California, 93309.

(4)                  Includes 825,849 shares of Common Stock issued under the conversion of 8,258.49 shares of Preferred Stock held directly by Dominic Iafrate, 688,208 shares of Common Stock issued under the conversion of 6,882.08 shares of Preferred Stock held by the Stephen M. Iafrate Trust U/A/D 11/7/95 and 688,208 shares of Common Stock issued under the conversion of 6,882.08 shares of Preferred Stock held by the Dominic A. Iafrate Trust U/A/D 11/7/95.  Mr. Iafrate is the trustee of both trusts and has voting and dispositive control over the shares.

(5)                  Includes 825,849 shares of Common Stock issued upon the conversion of 8,258.49 shares of Preferred Stock held directly by Angelo E. Iafrate, 481,745 shares of Common Stock issued upon the conversion of 4,817.45 shares of Preferred Stock held by the Jaclyn N. Iafrate Trust U/A/D 8/22/05, 481,745 shares of Common Stock issued upon the conversion of 4,817.45 shares of Preferred Stock held by the Danielle M. Iafrate Trust U/A/D 11/7/95 and 481,745 shares of Common Stock issued upon the conversion of 4,817.45 shares of Preferred Stock held by the Anthony C. Iafrate Trust U/A/D 11/7/95.  Mr. Iafrate is the trustee of all three trusts and has voting and dispositive control over the shares.

(6)                  Includes 17,192,616 shares of Common Stock held directly by Brian Pratt and indirectly by Barbara Pratt, as the spouse of Mr. Pratt, and 97,810 shares of Common Stock owned directly by Ms. Pratt and indirectly by Mr. Pratt.  Based on information set forth in Amendment No. 2 to the Schedule 13D filed with the Commission under the Exchange Act on March 24, 2009, Mr. Pratt also has the power to vote an additional 3,206,636 shares of Common Stock pursuant to revocable proxies granted to him by the following group of stockholders, which proxies are revocable at any time by the grantor of each respective proxy. The following proxies expire on July 31, 2011: Scott E. Summers, trustee of the Summers Family Trust, John P. Schauerman and Timothy R. Healy.  The proxy for Mark Thorman expires on March 25, 2012.  Mr. Pratt is our Chairman, Chief Executive Officer and President.

(7)                  Represents 1,480,172 shares of Common Stock owned directly by the Summers Family Trust, and indirectly by Scott E. Summers, as trustee of the trust. A revocable proxy for 1,352,986 shares was provided to Mr. Pratt, and such proxy expires on July 31, 2011.  Mr. Summers is the President of one of our largest operating subsidiaries.

(8)                  John P. Schauerman is the Executive Vice President of Corporate Development and a Director.  A revocable proxy for 1,281,462 shares was provided to Mr. Pratt, and such proxy expires on July 31, 2011.

(9)                  Represents 130,412 shares of Common Stock owned directly by the Perisich Family Trust dated July 11, 2007 and indirectly by John M. Perisich, as trustee of the trust. Mr. Perisich is Senior Vice President, General Counsel and Secretary.

(10)            Represents shares of Common Stock owned directly by the Alfons Theeuwes Family Trust dated October 8, 2009 and indirectly by Alfons Theeuwes, as trustee of the trust.  The number of shares held by the trust reflects the numbers after settlement of a divorce decree relating to the transfer of 151,200 shares.  Mr. Theeuwes is the Senior Vice President of Finance and Accounting.

(11)            Includes 1,015,000 shares of Common Stock held directly by Eric Rosenfeld, 106,840 shares of Common Stock held by the Rosenfeld 1991 Children’s Trust, of which Mr. Rosenfeld’s wife is the sole trustee.  Also includes 863,636 shares of Common Stock issuable upon exercise of warrants that were exercisable at the close of the July 31, 2008 merger.  Eric Rosenfeld is currently a Director and our former Chairman of the Board, Chief Executive Officer and President.

(12)            Represents 10,000 shares of Common Stock held by the Moerbeek Family Trust U/A dated 03/03/1999, a revocable trust, of which Peter Moerbeek is trustee and beneficiary.  Mr. Moerbeek is the Executive Vice President, Chief Financial Officer and a Director.

(13)            Includes 4,000 shares of our Common Stock held by Stephen C. Cook and 5,400 shares of our Common Stock issuable upon the exercise of warrants. Mr. Cook is a Director.

(14)            David Sgro is currently a Director, and was formerly our Chief Financial Officer.

(15)            Includes 24,000 shares of Common Stock held by the Tucker Family Trust U/A dated 12/21/1998, a revocable trust, of which Thomas Tucker is a trustee and beneficiary, 3,303 shares of Common Stock held by SaraJen Capital, LLC. a California Limited Liability Company, of which Mr. Tucker is a one-third member and sole manager with full dispositive power over such shares, and 4,833 shares of Common Stock held by Josephine Tucker-Arenson TTEE U/A DTD 4-30-1996, of which Mr. Tucker holds power of attorney.  Mr. Tucker is a Director.

(16)            Peter Brown is a Director.

(17)            Michael D. Killgore is a Director and Executive Vice President, Director of Construction Services.

(18)            Robert A. Tinstman is a Director.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers, Directors and persons who own more than ten percent (10%) of a registered class of our equity securities to file reports of securities ownership and changes in ownership with the SEC.

Based solely on our review of these forms and written representations from our executive officers and Directors, we believe that all Section 16(a) filing requirements were met during calendar year 2009.

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS

We believe that effective corporate governance is important to our long-term success and ability to create value for our stockholders. In connection with the Merger, our Board reviewed our existing corporate governance policies and practices, as well as related provisions of the Sarbanes-Oxley Act of 2002, current and proposed rules of the SEC, and the corporate governance requirements of NASDAQ. Based on its review, the Board has approved charters, policies, procedures and controls that we believe promote and enhance our corporate governance, accountability and responsibility and promote a culture of honesty and integrity.

Our Code of Ethics and the charters for each of our Board committees are available on the Investor Relations section of our website at www.primoriscorp.com, and copies are available free of charge upon request to our Secretary at Primoris Services Corporation, 26000 Commercentre Drive, Lake Forest, CA 92630.

Change from Controlled Company

Prior to April 12, 2010, Brian Pratt, the Chief Executive Officer and President of the Company, beneficially held more than 50% of the voting power of the Company, through his ownership of shares of our Common Stock and by the delivery of revocable proxies to Mr. Pratt from certain of our stockholders.  As a result, the Company was considered a “controlled company” under the NASDAQ rules and was not subject to certain NASDAQ listing requirements that would otherwise require that our Board have a majority of independent Directors and that executive compensation and Director nominations be subject to independent Director oversight.

As part of the December 18, 2009 acquisition of James Construction Group, LLC, the Company issued 81,852.78 shares of Preferred Stock.  On April 12, 2010, our stockholders approved the conversion of the Preferred Stock to 8,185,278 shares of Common Stock. Consequently, Mr. Pratt no longer beneficially holds over 50% of our voting power, and we are no longer considered a controlled company and we are now subject to, and comply with, the related NASDAQ listing requirements.

Board Independence

The listing standards of NASDAQ require its listed companies to have a board of directors with at least a majority of independent directors. For a Director to qualify as independent, the Board must affirmatively determine that the Director has no material relationship with us, either directly or as a partner, stockholder or officer of an organization that has a relationship with us which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a Director. To assist it in making independence determinations, the Board has adopted independence standards based on NASDAQ rules. Under these standards, a Director is not independent if:

•               The Director is, or has been within the last three years, one of our or our subsidiaries’ employees, or an immediate family member is, or has been within the last three years, one of our executive officers.

•               The Director has received, or has an immediate family member who has received, during any twelve-month period within the last three years, more than $120,000 in compensation from us (other than compensation for Board or Committee service, compensation to a family member who is an employee but not an executive officer, or benefits under a tax-qualified retirement plan or non-discretionary compensation).

•               The Director is, or has a family member that is, a partner in, or a controlling stockholder or an executive officer of, any organization to which we made, or from which we received, payments for property or services in the current year or any of the last three years that exceed 5% of the recipient’s consolidated gross revenues for that year or $200,000, whichever is greater, other than payments arising solely from investments in our securities.

•               The Director or an immediate family member is currently employed, or has been employed within the last three years, as an executive officer of another company where any of our present executive officers serves or has served on that company’s compensation committee.

•               The Director is, or has a family member that is a current partner of our outside auditor, or was a partner or employee of our outside auditor who worked on our audit at any time during any of the past three years.

On the basis of the Board Independence Standards identified above, and its reviews in 2008, 2009 and 2010, the Board has determined that Messrs. Brown, Cook, Rosenfeld, Sgro, Tinstman and Tucker, are independent under the NASDAQ listing standards. The Board has also determined that each member of our Audit Committee qualifies as independent under Rule 10A-3 promulgated under the Exchange Act.

In reference to the independence review of Mr. Tinstman, who joined the Company as a result of the December 18, 2009 acquisition of James Construction Services, LLC, the following outlines certain considerations by the Board.  Prior to the closing of the acquisition, Mr. Tinstman served as Executive Chairman of James Construction Group, LLC from April 2002 through April 2007 and provided certain consulting services to James Construction Group, LLC until December 17, 2009.  During that time, Mr. Tinstman was a participant in a deferred compensation program.  Prior to the acquisition, Mr. Tinstman was paid the remaining deferred compensation.  The Board reviewed the NASDAQ and Exchange Act standards regarding his prior services to James Construction Group, LLC and determined that Mr. Tinstman met the NASDAQ rules for independence and was therefore an independent Director.

Board Structure and Committee Composition

The Board has (i) an Audit Committee, (ii) a Compensation Committee, and (iii) a Nominating and Corporate Governance Committee. The Board and its Committees meet throughout the year on a set schedule and also hold special meetings and act by written consent from time to time, as appropriate. The Board held a total of thirteen meetings, the Audit Committee held ten meetings, the Compensation Committee held four meetings and the Nominating and Corporate Governance Committee held four meetings.  There were a total of 31 Board and Committee Meetings during 2009. The independent Directors meet in executive session at meetings of the Board and Committees as necessary. In 2009, the Audit Committee held four executive sessions and the Compensation Committee held one executive session.  There were no executive sessions held by the Board.

As part of the July 2008 Merger transaction, Mr. Pratt, our Chief Executive Officer, was designated as the Chairman of the Board.  The Board believes that as a result of his significant ownership and his experience, that at this time there is no benefit to be derived by separating the positions of Chairman and Chief Executive Officer. As the company continues its transition from a controlled company, the Board will review the advisability of separating the two positions.  Mr. Cook has been appointed by the Board as the Chairman of the meetings of independent Directors.

The Board and the Compensation Committee do not make decisions regarding an executive officer’s compensation in the presence of such executive officer.  The compensation of our chief executive officer and all other executive officers are determined or recommended to the board of directors for determination by independent directors constituting a majority of the board of directors’ independent directors in a vote in which only independent directors participate.

Director nominees are selected or recommended for the board of directors’ selection by independent directors constituting a majority of the board of directors’ independent directors in a vote in which only independent directors participate.

In 2009, each Director attended all Board meetings held during the period for which such person served as a Director. In addition, in 2009, each Director attended at least 75% of the aggregate of the total number of meetings held by all Board committees on which such person served (during the periods that such person served).

Each of the Board committees operates under a written charter adopted by the Board. The Board committee charters are available on our website at www.primoriscorp.com.

The members of the Board committees are identified in the following table:

Director(1)	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Brian Pratt		X	Chair
John P. Schauerman
Eric S. Rosenfeld			X
David D. Sgro	X
Peter J. Moerbeek(2)
Stephen C. Cook	X	Chair
Thomas E. Tucker	X		X
Peter C. Brown	Chair	X
Michael D. Killgore
Robert A. Tinstman
Number of Meetings held in 2009	10	4	4

(1)           Messrs. Brown, Cook, Rosenfeld, Sgro, Tinstman and Tucker are independent Directors.

(2)                                  Mr. Moerbeek became a non-employee, independent Director and Chairman of the Audit Committee and a member of the Compensation Committee in July 2008. Upon his appointment on February 6, 2009 as Executive Vice President, Chief Financial Officer, he resigned from his Board committee positions and is currently an employee Director.

Audit Committee

The Audit Committee consists of four persons, all of whom are independent under the NASDAQ listing standards. Members of the Audit Committee must also satisfy additional SEC independence requirements, which provide that they may not accept directly or indirectly any consulting, advisory or other compensatory fee from the Company other than compensation in their capacity as Director, or otherwise be an “affiliated person” of us. The Board has determined that Audit Committee members Messrs. Brown, Cook, Sgro and Tucker all satisfy the applicable SEC independence requirements. Prior to his appointment on February 6, 2009, as Executive Vice President, Chief Financial Officer, Mr. Moerbeek was Chairman of the Audit Committee and was determined to have satisfied the applicable SEC independence requirements for Audit Committee membership.

The Audit Committee oversees our accounting and financial reporting processes, internal control systems, independent auditor relationships and the audits of our financial statements. Among other matters, the Audit Committee’s responsibilities include the following:

•     selecting and hiring our independent registered public accounting firm;

•     evaluating the qualifications, independence and performance of our independent registered public accounting firm;

•               reviewing and approving the audit and non-audit services to be performed by our independent registered public accounting firm;

•               overseeing the administration of management’s process for the design, review of adequacy, implementation and effectiveness of our internal controls established for finance, accounting, legal compliance and ethics;

•     reviewing management’s assessment of internal control and steps taken to monitor and control our exposure to financial risk;

•                  overseeing the administration of management’s process of reviewing the design, adequacy, implementation and effectiveness of our critical accounting and financial policies;

•               overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements of accounting matters;

•               reviewing with management and our independent registered public accounting firm the results of our annual and quarterly financial statements; and

•     reviewing and approving any related party transactions.

Audit Committee Financial Expert.     The Board has also determined that Mr. Brown is the Audit Committee “financial expert” as defined under SEC rules and regulations. Prior to his appointment on February 6, 2009 as Executive Vice President, Chief Financial Officer, Mr. Moerbeek was the Chairman of the Audit Committee and was the Audit Committee “financial expert”.

Compensation Committee

The members of the Compensation Committee of the Board are Messrs. Cook (Chairman), Pratt and Brown. Two of the three members of the Compensation Committee (Mssrs. Cook and Brown) meet the independence requirements of NASDAQ listing standards. The Chairman of the Compensation Committee is Mr. Cook.  Prior to being named as Executive Vice President, Chief Financial Officer on February 6, 2009, Mr. Moerbeek served as a member of the Compensation Committee.

The Compensation Committee monitors and assists the Board in determining compensation for our senior management and Directors. The Board and the Compensation Committee do not make decisions regarding an executive officer’s compensation in the presence of such executive officer.  After the Compensation Committee analyzes compensation issues related to our Chief Executive Officer and other executive officers, it makes a recommendation to the Board’s independent Directors.  The compensation of our chief executive officer and all other executive officers is then determined or recommended to the Board for determination by independent directors constituting a majority of the Board’s independent directors in a vote in which only independent directors participate.  The Compensation Committee has the following authority and responsibilities, among others, with respect to our Director and executive compensation plans:

•               Reviewing the goals and objectives of our executive compensation programs and recommend to the Board any changes to these goals and objectives;

•               Reviewing our executive compensation plans and recommend to the Board the adoption of new or amendments to existing plans;

•               Evaluating annually the performance of the Chief Executive Officer and recommending to the independent members of the Board his or her compensation level based on this evaluation;

•               Evaluating annually the performance of the other executive officers of the Company and its subsidiaries and recommend to the independent members of the Board the compensation level of each based on this evaluation;

•               Reviewing and recommending to the independent members of the Board, concurrently with the Board’s Audit Committee, any employment, severance or termination arrangements made with any executive officer of the Company or its subsidiaries; and

•               Evaluating the appropriate level and types of compensation for Board and Committee service by non-employee Directors and recommending any changes to the Board.

The Compensation Committee has the power to form subcommittees for any purpose that it deems appropriate and may delegate to such subcommittee such power and authority as the Compensation Committee may deem appropriate, provided it does not delegate to a subcommittee any power or authority required by any law, regulation or listing standard to be exercised by the Compensation Committee as a whole. The Compensation Committee may consider the recommendations of our Chief Executive Officer in determining the level of compensation of the executive officers of the Company and subsidiaries. The Compensation Committee has the authority to retain such independent consultants or advisers as it deems necessary and appropriate, including compensation consultants, to advise it with respect to amounts or forms of executive or director compensation, and may rely on the integrity and advice of any such advisers. The Compensation Committee also has the sole authority to retain a compensation consultant to assist it in carrying out its responsibilities, including the sole authority to approve the consultant’s fees and other retention terms, such fees to be borne by us, and to terminate any such consultant. To date, the Compensation Committee has not engaged any compensation consultant; however, it continues to evaluate the need and usefulness of retaining a compensation consultant in the future.

Compensation Committee Interlocks and Insider Participation

No interlocking relationship exists between any member of our Board and any member of the board of directors or compensation committee of any other companies, nor has such interlocking relationships existed in the past.

Nominating and Corporate Governance Committee

The members of the Nominating and Corporate Governance Committee are Messrs. Pratt (Chairman), Rosenfeld and Tucker. The Board has determined that two of the three members (Messrs. Rosenfeld and Tucker) meet the criteria required under applicable SEC and NASDAQ listing standards for independence. The Chairman of the Nominating and Corporate Governance Committee is our Chairman of the Board, Chief Executive Officer and President, Brian Pratt.

The Nominating and Corporate Governance Committee assists the Board by identifying individuals qualified to become Directors consistent with criteria established by the Board.  After the Nominating and Corporate Governance Committee identifies qualified individuals, it makes a recommendation to the Board’s independent Directors.  Director nominees are then selected or recommended for the Board’s selection by independent directors constituting a majority of the Board’s independent directors in a vote in which only independent directors participate. Among other matters, the Committee’s responsibilities include the following:

•               evaluating the composition, size and governance of the Board and its committees and making recommendations regarding future planning and the appointment of Directors to committees of our Board;

•     administering a policy for evaluating and considering nominees for election to the Board;

•     overseeing the evaluation of our Board as a whole;

•     reviewing our corporate governance principles and providing recommendations to the Board regarding possible changes; and

•     developing and reviewing our Code of Ethics and assuring it is appropriate for us.

Selection of Board Nominees

As part of the Merger agreement, certain stockholders of Former Primoris entered into a voting agreement with Eric S. Rosenfeld. The voting agreement provides that each of the parties will vote their shares of Common Stock in favor of the election of certain persons as our Directors in specified classes in all elections prior to the 2011 Annual Meeting. Directors Brian Pratt, Peter J. Moerbeek, John P. Schauerman, Stephen C. Cook and Thomas E. Tucker were designees of the Former Primoris stockholders, and directors Eric S. Rosenfeld and David D. Sgro were designees of Mr. Rosenfeld. In the event of a vacancy or vacancies in the two Board designees made by Mr. Rosenfeld prior to the 2011 Annual Meeting, the Former Primoris stockholders who are party to the voting agreement are required to vote their shares in favor of a qualified nominee or nominees proposed by Mr. Rosenfeld.

In identifying Board nominees, we have reviewed individuals who are known to our officers or Directors, or individuals with significant industry or other relevant experience. Following the establishment of our Nominating and Corporate Governance Committee, the Nominating and Corporate Governance Committee has reviewed the qualifications of potential Director candidates in accordance with its Charter.

The Nominating and Corporate Governance Committee’s consideration of a candidate as a Director includes assessment of the individual’s understanding of our business, the individual’s professional and educational background, skills, expertise, potential time commitment, and other criteria established by the Nominating and Corporate Governance Committee from time to time. To provide such a contribution to us, a Director must generally possess one or more of the following, in addition to personal and professional integrity:

•     experience in corporate management;

•     experience in our industry;

•     experience as a board member or officer of a publicly held company;

•     diversity of expertise and experience in substantive matters related to our business; and

•     practical and mature business judgment.

The Nominating and Corporate Governance Committee adopted its own procedures for evaluating the suitability of potential Director nominees, including qualifications for a “financial expert” and financially literate members for the Audit Committee.

Stockholder Nominations

The rules of the SEC establish the eligibility requirements and the procedures that must be followed for inclusion of a stockholder’s proposal in a public company’s proxy materials. Under those rules, proposals submitted for inclusion in our proxy materials must be received on or before the close of business on the day that is 120 days prior to the date on which we released to stockholders our proxy statement for the prior year’s Annual Meeting of Stockholders. Proposals for inclusion in our proxy materials must comply with the procedures set forth in Rule 14a-8 under the Exchange Act.

In addition to the requirements of the SEC, our Bylaws provide that in order for a proposal to be properly brought before an annual meeting of stockholders, it must be either (1) specified in the notice of the meeting given by us, (2) otherwise brought before the meeting by or at the direction of our Board or (3) properly brought before the meeting by a stockholder entitled to vote at the meeting and who complies with the following notice procedures: (i) the stockholder must give timely notice in writing of the business to be brought before such meeting to our Secretary, and (ii) such business must be a proper matter for stockholder action under the Delaware General Corporation Law. Our Bylaws provide that to be timely, a stockholder’s notice must be delivered to our Secretary at our principal executive offices not less than 45 days prior to the first anniversary of the date on which we first mailed our proxy materials for the preceding year’s Annual Meeting. If the date of the subsequent year’s Annual Meeting of Stockholders is changed by more than 30 days from the date of the prior year’s meeting, notice by the stockholder for the subsequent year’s Annual Meeting must be delivered to our Secretary within a “reasonable time” prior to our mailing of the proxy materials for the subsequent year’s Annual Meeting of Stockholders. We expect to announce the date of the 2011 Annual Meeting of Stockholders in early 2011.

If a stockholder proposes to nominate for election or reelection a Director, such stockholder’s notice shall set forth all information relating to such Director nominee that is required to be disclosed in solicitation of proxies for election of Directors in an election contest, or otherwise required, in each case pursuant to Regulation 14A and Rule 14a-11 under the Exchange Act.

The Nominating and Corporate Governance Committee will consider all stockholder recommendations for candidates for the Board, which should be sent to the Nominating and Corporate Governance Committee, c/o Secretary, Primoris Services Corporation, 26000 Commercentre Drive, Lake Forest, CA 92630.

The Nominating and Corporate Governance Committee will evaluate recommendations for Director nominees submitted by Directors, management or qualifying stockholders in the same manner, using the criteria stated above. All Directors and Director nominees will be required to submit a completed directors’ and officers’ questionnaire as part of the nominating process. The process may also include interviews and additional background and reference checks for non-incumbent nominees, at the discretion of the Nominating and Corporate Governance Committee.

Board Role in Risk Oversight

As with all companies, we face a variety of risks in our business.  Unlike some publicly traded companies, our Board and executive officers maintain a significant ownership interest; consequently, concerns about risk, risk management and risk oversight affect many levels of the company. Our Board is responsible for oversight of our company’s risks.  The Board believes that having a system in place for risk management and implementing strategies responsive to our risk profile and exposures will adequately identify in a timely manner our material risks.  In order to more efficiently provide oversight of these material risks, the Board has designated certain risk oversight responsibilities to relevant Board committees.  The Audit Committee has the direct responsibility for risk oversight relating to accounting matters, financial reporting, enterprise, legal and compliance risks.  To assist in this risk oversight, the Audit Committee obtains assistance from the following:  (1) our Chief Financial Officer, who is responsible for managing our risk management function, (2) our General Counsel and (3) our independent registered public accounting firm.  The Audit Committee meets periodically with management and the independent auditors to review financial exposures.  The Board is responsible for working with executive management, especially the Chief Executive Officer and Chief Financial Officer, to assess risks related to the decision to bid on large projects and monitor ongoing risks and contingencies related to those projects.  The Compensation Committee is responsible for risks related to employment policies and our compensation and benefits systems.  The Nominating and Corporate Governance Committee oversees risks associated with our Code of Conduct, including compliance with listing standards for independent directors and committee assignments.  The committee chairmen report any risk-related matters to the full Board at the next Board meeting and special meetings of the Board, if necessary.  While the Board is responsible for risk oversight, the day-to-day risk management is the responsibility of the operating management and executive officers.

Code of Ethics

The Company has a Code of Ethics that complies with the rules and regulations adopted by the SEC and NASDAQ listing standards and are applicable to all of our Directors, officers and employees. The Code of Ethics is available in the Investor Relations section of our website at www.primoriscorp.com. We intend to post amendments to, or waivers, if any, from our Code of Ethics (to the extent applicable to our Directors or its Chief Executive Officer, Principal Financial Officer, or Principal Accounting Officer) at this location on our website. Among other matters, this Code of Ethics is designed to promote:

•     honest and ethical conduct;

•     avoidance of conflicts of interest;

•               full, fair, accurate, timely and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in our other public communications;

•     compliance with applicable governmental laws and regulations and stock exchange rules;

•               prompt internal reporting of violations of the Code of Ethics to an appropriate person or persons identified in the Code of Ethics; and

•     accountability for adherence to the Code of Ethics.

Policy Regarding Director Attendance at Annual Meetings of Stockholders

Directors are strongly encouraged to attend our Annual Meetings of Stockholders, and we currently expect all of our Directors to be in attendance at the Annual Meeting on May 11, 2010.  All the Directors were in attendance at the 2009 Annual Meeting.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We currently have a written policy, adopted by our Board, regarding the review, approval and ratification of any related party transaction. Under this policy, our Audit Committee will review the relevant facts and circumstances of each related party transaction, and either approve or disapprove the related party transaction. Any related party transaction may be consummated and continue only if the Audit Committee has approved or ratified such transaction.

The following is a description of related party transactions in the year ended December 31, 2009 to which we have been a party, in which the amount involved exceeded $120,000, other than compensation and employment arrangements described elsewhere in this Proxy Statement. We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions below were comparable to terms available or the amounts that would be paid or received, as applicable, in arm’s length transactions with independent third parties.

We have entered into various transactions with Stockdale Investment Group, Inc. (“SIGI”). Our majority stockholder, Chief Executive Officer, President and Chairman of the Board, Brian Pratt, also holds a majority interest in SIGI. In addition, the following of our officers and/or Directors also serve as officers and/or directors of SIGI (with their respective positions with SIGI reflected in parentheses): Brian Pratt (chairman and director) and John M. Perisich (secretary).

Two other of our Named Executives and/or Directors also served as officers and Directors of SIGI prior to the July 2008 Merger, including John P. Schauerman (president and director) and Scott E. Summers (vice president and director).

We lease some of our facilities and prior to the July 2008 Merger, certain construction and transportation equipment, from SIGI. All of these leases are at market rates and are on similar terms as negotiated with an independent third party.

We lease properties from SIGI located in Bakersfield, Pittsburg and San Dimas, California, as well as a property in Pasadena, Texas. During the years ended December 31, 2009 and 2008, we paid $834,000 and $747,000, respectively, in lease payments to SIGI for the use of these properties.

Prior to the July 2008 Merger, we leased certain construction equipment from SIGI. During the year ended December 31, 2008, we paid $175,000 in lease payments to SIGI for the use of this equipment. We purchased the equipment from SIGI at the time of the Merger for a purchase price of $1,135,000. The purchase price was determined using a fair market value appraisal by an independent third party.

We leased an airplane from SIGI for business use. During the years ended December 31, 2009 and 2008, we paid $70,000 and $239,000, respectively, in lease payments to SIGI for the use of the airplane. This lease commenced on May 1, 2004. The airplane was sold and the lease with SIGI was terminated on March 31, 2009.

We lease a property from Roger Newnham, a shareholder of the Company’s common stock and a manager at our subsidiary Born Heaters Canada. The property is located in Calgary, Canada. During the years ended December 31, 2009 and 2008, we paid $282,000 and $289,000, respectively, in lease payments to Mr. Newnham for the use of this property. The three-year lease for the Calgary property commenced in October 2005 and was renewed and extended until September 2010.

Promoters and Certain Control Persons

In connection with the July 2008 Merger, the Former Primoris stockholders and two foreign managers of Former Primoris received an aggregate of 24,094,800 shares of Common Stock and the right to receive up to an additional 5,000,000 shares of Common Stock if we attained certain performance targets for the years ended December 31, 2008 and 2009.  Both of the performance targets were met and the additional 5,000,000 shares of Common Stock have been issued.

On July 31, 2008, and as amended, on August 12, 2008 and March 24, 2009, a control group was formed, consisting of Brian Pratt, our Chief Executive Officer, Chairman of the Board and President, Barbara Pratt, the spouse of Mr. Pratt, Scott E. Summers (as trustee of the Summers Family Trust), the President of one of our largest subsidiaries, John P. Schauerman, our Executive Vice President, Corporate Development and a Director, Timothy R. Healy and Mark Thurman. Each of Messrs. Summers, Schauerman, Healy and Thurman has granted revocable proxies in favor of Brian Pratt.  The proxies for Messrs. Summers, Schauerman and Healy expire on July 31, 2011 and the proxy for Mr. Thurman expires on March 25, 2012.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

The following describes the major elements of compensation awarded to, earned by or paid to our Chief Executive Officer, Chief Financial Officer and other executive officers since the July 2008 Merger and during the last completed fiscal year. The information contained in the following tables and related footnotes and narratives are primarily for the last completed fiscal year. The Compensation Committee discusses with the Board its findings with respect to the design and administration of our executive compensation program.

In reading this compensation discussion and analysis, please note that we are a company transitioning from a privately held enterprise to a publicly traded company.  At the time of the July 2008 Merger, we entered into employment agreements with nine of our executive officers, including our Chief Executive Officer.  These agreements continued in place our compensation practices as a privately held company; namely, a competitive base salary, reasonable perquisites, and annual discretionary bonuses.  The use of discretionary bonuses, which were not tied to attaining a specific financial result, and the significant stock ownership held by the executive management team helped ensure a focus on both short and long term goals.  For 2009, we maintained the same compensation practices in place from 2008.  There were no changes in the base compensation amounts for the nine executives that executed the employment agreements.   At the end of 2009, after preliminary completion of the audited financial results, our Chief Executive Officer made recommendations for bonus amounts for 2009 for the executive officers and discussed these amounts and the reasons for his recommendations with the Compensation Committee.  The Compensation Committee interviewed the Chief Executive Officer regarding his performance and potential bonus amounts.  The independent members of the Compensation Committee then met without the Chief Executive Officer and approved the annual bonus amounts. As discussed in the “Annual Bonus” section below, during 2009 we implemented a retention deferred compensation plan.  The Compensation Committee members determined that the same plan should apply to executive officers.  The independent Compensation Committee members reported their annual compensation conclusions to the Board.

The Compensation Committee members recognize that as we continue to grow, a more formal compensation methodology may be needed as we integrate acquisitions and add executive officers.  The following discussion highlights some of the issues that we intend to address in developing the program.

Compensation Methodology

Our goal is to create an executive compensation program that will adequately reward our executives for their roles in creating value for our stockholders. Our Compensation Committee is charged with performing an annual review of our executive officers’ cash compensation and equity holdings to determine whether they provide adequate incentives and motivation to executive officers and whether they adequately compensate the executive officers relative to comparable officers in other companies within our industry. We intend to be competitive with other similarly situated companies in our industry.

The executives’ compensation has three primary components: salary, cash incentive bonus and stock-based awards. We view the three components of executive compensation as related, but distinct. Although our Compensation Committee reviews total compensation, we do not believe that significant compensation derived from one component of compensation should negate or reduce compensation from other components. We anticipate determining the appropriate level for each compensation component based in part, but not exclusively, on our view of internal equity and consistency, individual performance and other information deemed relevant and timely.

In addition to the guidance provided by our Compensation Committee, we may use the services of third parties from time to time in connection with the hiring and compensation awarded to executive officers. This could include the retention of compensation consultants and subscriptions to executive compensation surveys and other databases.

Benchmarking of Cash and Equity Compensation

We believe it is important when making compensation-related decisions to be informed as to current practices of similarly situated publicly held companies in the engineering, construction and related industries. We expect that the Compensation Committee will stay apprised of the compensation practices of both publicly held and privately owned companies in the engineering, construction and related industries through the review of such companies’ public reports and through other resources. We expect that companies chosen for inclusion in any benchmarking group would have business characteristics comparable to ours, including revenues, financial growth metrics, stage of development, employee headcount and market capitalization. While benchmarking may not always be appropriate as a stand-alone tool for setting compensation due to the aspects of our business and objectives that may be unique to us, we generally believe that gathering this information should be a part of our compensation-related decision-making process.

Key Elements of Executive Officer Compensation

The primary elements of our executive officer compensation program include:

•                  Base salary;

•                  Annual short-term bonuses;

•                  Retention deferred compensation;

•                  Long-term equity awards;

•                  Severance benefits; and

•                  Other compensation benefits

Base Salary.     Generally, the Board, working with the Compensation Committee, anticipates setting executive base salaries at levels comparable with those of executives in similar positions and with similar responsibilities at comparable companies. We will seek to maintain base salary amounts at or near industry norms, while avoiding paying amounts in excess of what we believe is necessary to motivate executives to meet corporate goals.

Base salaries are reviewed annually, subject to terms of employment agreements, and the Compensation Committee and Board will seek to adjust base salary amounts to realign such salaries with industry norms after taking into account individual responsibilities, performance and experience.

Base pay and salary levels also play a factor in determining other short and long-term incentive compensation awards.  Short-term bonuses and long-term incentive awards are based on an officer’s base salary.

Mr. Brian Pratt was appointed as the Chief Executive Officer in connection with the July 2008 Merger and entered into a five-year employment agreement with the Company. His initial base salary was $500,000.  For all Named Executive Officers, no adjustment was made to base salaries for the 2009 year.

Annual Short-Term Bonuses.     We intend to use cash incentive bonuses for executives to focus them on achieving key operational and financial objectives within a yearly time horizon. We anticipate that over time, at the beginning of each year, the Board, upon the recommendation of the Compensation Committee and subject to any applicable employment agreements, will determine performance parameters for appropriate executives. At the end of each year, the Board, upon the recommendation of the Compensation Committee, determines the level of achievement for each corporate goal.  Any such plan also will retain a discretionary component.

We structure cash incentive bonus compensation so that it is taxable to our employees at the time it becomes available to them. At this time, we do not anticipate that any executive officer’s annual cash compensation will exceed $1 million and accordingly we have not made any plans to qualify for any compensation deductions under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”)

In 2009, we adopted a bonus plan that is intended to pay annual bonus amounts over a two-year period with one-third of the amount payable immediately, one-third deferred for one year and the remaining one-third deferred for two years.  The deferred amounts are general obligations of the Company, but provide no interest or other income to the participants.  The purpose of the plan is to provide an incentive for continuing employment since none of the deferred amount is paid upon early termination of employment.  To assist in implementing the plan and not adversely impact participants, the Company accrued an amount equal to 60% of all management bonus amounts paid in 2009 for future payments.  Of this accrued amount, 75% will be paid out in 2011 and 25% will be paid out in 2012 to those employees, including executive management, who are employed at the time of the payments. The bonus plan deferred amounts are shown in the Compensation table in the following section.

Long-Term Equity Awards.     We also use stock options and other stock-based awards to reward long-term performance. The Compensation Committee and Board develop their equity award determinations based on their judgments as to whether the complete compensation packages provided to our executives, including prior equity awards, are sufficient to retain, motivate and adequately award the executives.

Any equity awards that are made will be granted through our 2008 Long-Term Incentive Equity Plan (the “2008 Equity Plan”), which was adopted by the Board and was approved by the stockholders in connection with the July 2008 Merger. All of our employees, Directors, officers and consultants are eligible to participate under the 2008 Equity Plan. No awards have been made under the 2008 Equity Plan as of the date of this Proxy Statement. All options granted under the 2008 Equity Plan will have an exercise price at least equal to the fair market value of our Common Stock on the date of grant.

Severance Benefits.     We currently have no severance benefits plans. The employment agreements entered into by the our executive officers provide for certain rights and obligations in the event of the termination of employment as more fully described in the section below entitled “Employment Agreements.”

Other Compensation Benefits.     We have established and maintain various employee benefit plans, including medical, dental, life insurance and 401(k) plans. These plans are available to all salaried employees and do not discriminate in favor of executive officers. We may extend other perquisites to our executives that are not available to our employees generally.

Director and Consultant Compensation.     We have developed a compensation plan for our Directors. Periodically, this plan will be reviewed to assure that Director compensation will be at a level comparable with those Directors with similar positions at comparable companies. The plan includes compensation that is based on cash and/or stock compensation under the 2008 Equity Plan.

Employment Agreements

In connection with the 2008 Merger, Brian Pratt, our Chairman of the Board, Chief Executive Officer and President, and the other officers of Former Primoris or its subsidiaries (including John P. Schauerman, Alfons Theeuwes, John M. Perisich, Scott E. Summers and Timothy R. Healy) entered into employment agreements with either us or one of our subsidiaries. Each employment agreement is for a five-year term, subject to earlier termination in certain circumstances, and may be extended by mutual agreement of the executive and the employing company.

The employment agreements provide for a base salary as well as for discretionary bonuses in accordance with policies established by the Compensation Committee, and the provision of additional (“fringe”) benefits to the covered employee, including personal use of the employer owned or leased automobiles, limited use of company aircraft and other perquisites.

The employment agreements also require that we continue providing health benefits for one year if the employee’s employment is terminated by us without cause (as defined in the employment agreement), except where comparable health insurance is available from a subsequent employer. The employment agreements also provide that, in the event of the termination of an employee’s employment by us without cause, we will pay a lump sum equal to one-half of one year’s base salary of such employee. See “Potential Payments Upon Termination”, below.

The employment agreements contain certain restrictive covenants that prohibit the executives from disclosing information that is confidential to us and our subsidiaries and generally prohibit them, during the employment term and for two years thereafter, from soliciting or hiring our employees or our subsidiary employees and from using our confidential information to divert any customer business or income from us, or to otherwise alter the manner in which a customer does business with us.

Compensation Committee Report

The information contained in this report shall not be deemed to be “soliciting material,” to be “filed” with the SEC, or to be subject to Regulation 14A or Regulation 14C (other than as provided in Item 407 of Regulation S-K) or to the liabilities of Section 18 of the Exchange Act, and shall not be deemed to be incorporated by reference in future filings with the SEC, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act or the Exchange Act.

The Compensation Committee has reviewed and discussed the “Compensation Discussion and Analysis” section of this report with our management.  Based on that review and those discussions, the Compensation Committee recommended to the Board that the “Compensation Discussion and Analysis” section be included in this Proxy Statement.

Submitted by the Compensation Committee

Stephen C. Cook (Chairman)

Brian Pratt

Peter C. Brown

Compensation Tables

During the period from our inception in October 2006 until July 31, 2008, our Company, which was then known as Rhapsody Acquisition Corp., was a “blank check” special purpose acquisition company.  During that period, Eric S. Rosenfeld served as our Chairman of the Board, Chief Executive Officer and President and David Sgro served as our Chief Financial Officer and Secretary.  Neither Mr. Rosenfeld nor Mr. Sgro were provided with a salary or bonus during that period.

The following lists our executive officers, their title and their age as of March 31, 2010:

•     Brian Pratt, Chairman of the Board, Chief Executive Officer and President, age 58;

•     Peter J. Moerbeek, Executive Vice President, Chief Financial Officer, age 62;

•     John P. Schauerman, Executive Vice President, Corporate Development, age 53;

•     Alfons Theeuwes, Senior Vice President Finance and Accounting, age 58; and

•     John M. Perisich, Senior Vice President, General Counsel and Secretary, age 45.

Mr. Schauerman served as Chief Financial Officer from February 2008 through February 6, 2009, when he was appointed to his current position. Effective February 6, 2009, Mr. Moerbeek was named Executive Vice President, Chief Financial Officer.  Each other officer has served in their position since July 2008.

Summary Compensation Table.     The following table and accompanying notes provide summary information with respect to total compensation earned or paid by us or our subsidiaries to (i) our current Chief Executive Officer, (ii) our current Chief Financial Officer, (iii) our three most highly compensated executive officers and (iv) our two most highly compensated employees who are not executive officers (collectively, the “Named Executive Officers”). The information in the table below reflects compensation paid for services rendered to Former Primoris for the period from January 1, 2008 until July 31, 2008 and for services rendered to the Company from August 1, 2008 through December 31, 2009.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Deferred Award ($)(3)	Stock or Option Awards ($)(4)	Non-Equity Incentive Plan Compensation	All Other Compensation(5)	Total ($)
Brian Pratt Chairman of the Board, Chief Executive Officer and President	2009 2008	500,000 500,000	200,000 100,000	120,000 —	— —	— —	42,981 40,848	862,981 640,848
Peter J. Moerbeek, Executive Vice President, Chief Financial Officer (6)	2009 2008	314,327 —	325,000 —	150,000 —	— —	— —	10,704 —	800,031 —
John P. Schauerman Executive Vice President, Corporate Development, former Chief Financial Officer(6)	2009 2008	275,000 245,833	200,000 100,000	75,000 —	— —	— —	17,750 19,500	567,750 365,333
Alfons Theeuwes Senior Vice President Finance	2009 2008	275,000 257,506	100,000 100,000	60,000 —	—	—	19,638 15,298	454,638 372,804
John M. Perisich Senior Vice President and General Counsel	2009 2008	250,000 250,000	225,000 100,000	90,000 —	—	—	12,528 16,663	577,528 366,663
Timothy R. Healy Co-President, ARB Inc.	2009 2008	300,000 300,000	250,000 200,000	150,000 —	— —	— —	21,166 30,570	721,166 530,570
Scott E. Summers Co-President, ARB Inc.	2009 2008	300,000 300,000	250,000 200,000	150,000 —	—	—	11,866 21,675	711,866 521,675

(1)	Salary includes all regular wages paid to the Named Executive Officer and any amount that was voluntarily deferred by the Named Executive Officer pursuant to the 401(k) Plan.

(2)

Bonus includes cash compensation paid for services during fiscal year 2009. In 2009, the bonus payments include a cash amount paid upon award, plus an additional deferred cash award. The 2009 deferred cash award includes cliff vesting of 75% of the deferred bonus paid one year later and the remaining 25% is paid two years later. Upon employee termination for any reason, any unpaid deferred bonus from prior years is cancelled and not paid.

(3)	Deferred award includes deferred bonus compensation awarded for services during the fiscal year (see (2) above).

(4)

During the years ended December 31, 2009 and 2008, our Named Executive Officers had no stock awards or stock option grants issued to them. As of December 31, 2009, we had no stock awards or stock option grants outstanding.

(5)	All other compensation for the Named Executive Officers includes the following:

	Year	Personal Use of Company Auto ($)	Personal Use of Company Airplane ($) (a)	Company paid contributions to Employee 401(k) savings account ($)	Total Other Compensation ($)
Brian Pratt	2009 2008	2,201 7,148	30,980 24,500	9,800 9,200	42,981 40,848
Peter J. Moerbeek (b)	2009 2008	10,704 —	— —	— —	10,704 —
John P. Schauerman	2009 2008	7,950 6,675	— 3,625	9,800 9,200	17,750 19,500
Alfons Theeuwes	2009 2008	9,838 6,098	— —	9,800 9,200	19,638 15,298
John M. Perisich	2009 2008	2,728 3,338	— 4,125	9,800 9,200	12,528 16,663
Timothy R. Healy	2009 2008	2,396 5,995	8,970 15,375	9,800 9,200	21,166 30,570
Scott E. Summers	2009 2008	2,066 5,475	— 7,000	9,800 9,200	11,866 21,675

(a)          The amount charged to the executive as compensation for use of the company airplane is based on estimated annual costs and annual usage of the plane to establish an airborne cost per hour. Compensation is calculated for any non-business related airborne hours.

(b)         Effective February 6, 2009, Mr. Moerbeek was named Executive Vice President, Chief Financial Officer.

(6)                               Mr. Schauerman served as Chief Financial Officer from February 2008 through February 6, 2009, when he was appointed as Executive Vice President, Corporate Development.  Effective February 6, 2009, Mr. Moerbeek was named Executive Vice President, Chief Financial Officer

Grants of Plan-Based Awards

There were no grants of plan-based awards to the Named Executive Officers during the calendar year 2009.

Outstanding Equity Awards at Fiscal Year-End

There were no outstanding equity awards held by the Named Executive Officers at December 31, 2009.

Options Exercised and Stock Vested

There were no grants of plan-based awards made in prior years; hence, there have been no stock option exercises and no stock option vesting, nor vesting of restricted stock by the Named Executive Officers during the calendar year 2009.

Equity Compensation Plan Information

There were no grants of plan-based awards made in the current fiscal year, nor in prior years, hence there has been no equity compensation based on shares of Common Stock authorized for issuance under the 2008 Equity Plan.

Potential Payments Upon Termination

The terms of the employment agreements with each of our Named Executive Officers provide that we must pay certain severance benefits in the event such Named Executive Officer is terminated by us other than for “cause.”

The following sets forth potential payments payable to each of our Named Executive Officers under the scenario that the employee is terminated by us without cause, or due to death or disability. The table assumes that any termination of employment without cause, death or disability occurred on December 31, 2009.

	Base Salary(1)	Bonus(2)	Health Care Benefits(4)	Accrued Vacation(5)	Total(3)
Brian Pratt	$250,000	$125,000	$13,206	$28,846	$417,052
Peter J. Moerbeek	$175,000	$87,500	$13,206	$20,192	$295,898
John P. Schauerman	$137,500	$68,750	$18,874	$15,865	$240,989
Alfons Theeuwes	$137,500	$68,750	$6,229	$15,865	$228,344
John M. Perisich	$125,000	$62,500	$18,874	$14,423	$220,797
Timothy R. Healy	$150,000	$75,000	$12,873	$17,308	$255,181
Scott E. Summers	$150,000	$75,000	$18,874	$17,308	$261,182

(1)           In the event of the Named Executive Officer’s termination without cause, or by death or disability, he is entitled to a lump sum payment equal to one half of one year’s base salary of such Named Executive Officer.

(2)           In the event of the Named Executive Officer’s termination without cause, or by death or disability, he is entitled to a lump sum payment equal to the bonus amount that would have been payable for the calendar year in which the termination occurs, determined after the end of the calendar year, pro rata to date of termination. For purposes of this table, it was assumed that 25% of base salary would be paid.

(3)           There have been no stock options or other stock compensation granted to any Named Executive Officers, hence, there is no stock compensation payable upon the termination of the Named Executive Officer without cause, or by death or disability.

(4)           In the event of the Named Executive Officer’s termination without cause, or by death or disability, he is entitled to one year of healthcare benefits. The amount reflects both the employee and employer portion of health care premium costs.

(5)           Each Named Executive Officer is allowed an accrual of up to three weeks of vacation. For purposes of this table, it was assumed that the full three weeks would be paid upon termination.

Retirement Plans

We contributed to two plans that provide benefits to management.

Our 401(k) Plan has qualified as an employee retirement plan under Section 401(a) and 401(k) of the Code. Participation is optional for employees once they are eligible to participate.

We also provide for a “Registered Retirement Saving Plan—Deferred Profit Sharing Plan” for certain Canadian employees. We make contributions based on a percentage of the amount of income deferred by the employee.

2008 Long-Term Incentive Equity Plan

Background.     The principal purpose of our 2008 Equity Plan is to provide incentives for our officers, employees and consultants, as well as the officers, employees and consultants of any of our subsidiaries. We believe that grants of options, restricted stock and other awards will stimulate their personal and active interest in our development and financial success, and induce them to remain in our employ or continue to provide services to us. In addition to awards made to officers, employees or consultants, the 2008 Equity Plan permits us to grant options to our Directors.

Under the 2008 Equity Plan, 1,520,000 shares of our Common Stock were initially reserved for issuance. As of December 31, 2009, there were no options issued to purchase our shares, no other stock based awards granted and there were no shares of restricted stock granted under the 2008 Equity Plan.

Shares of Common Stock that are forfeited or terminated will be available for future award grants under the 2008 Equity Plan. Any surrendered shares of previously owned stock by a participant used to cover the option exercise price or their withholding tax liability associated with an option exercise, may be added to the number of reserved shares available under the 2008 Equity Plan, subject to approval by the Board or the Compensation Committee, and relevant provisions in the 2008 Equity Plan.

Award Limitation.     No individual may be granted awards under the 2008 Equity Plan representing more than 40,000 shares of our Common Stock in any calendar year.

Administration.     The 2008 Equity Plan is administered by our Board or our Compensation Committee. To administer the 2008 Equity Plan, the Compensation Committee recommends to the Board, among other things:

•     the persons to whom awards may be granted;

•     the specific type of awards to be granted;

•     the number of shares subject to each award;

•      option or share prices;

•     any restrictions or limitations on the awards; and

•               any vesting, exchange, deferral, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions related to the awards.

In the case of awards intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Compensation Committee must consist of at least two members of our Board, each of whom is an “outside independent director” within the meaning of that section. Upon the recommendation of the Compensation Committee, our entire Board will administer the 2008 Equity Plan with respect to awards to non-employee Directors.

Eligibility.     We may grant awards under the 2008 Equity Plan to employees, officers, Directors, and consultants who are deemed to have rendered, or to be able to render, significant services to us and who are deemed to have contributed, or to have the potential to contribute, to our success.

Awards.     The 2008 Equity Plan provides that we may grant awards of the following types of securities, among others:

•     “incentive” stock options as defined in Section 422 of the Code and options that are not qualifying incentive options;

•     stock appreciation rights to participants who have been, or are being, granted stock options under the 2008 Equity Plan;

•     restricted stock; and

•               other stock-based awards, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock.

Accelerated Vesting and Exercisability.     The following events will cause acceleration in the vesting with respect to awards granted under the 2008 Equity Plan:

•               If any one person, or more than one person acting as a group, acquires the ownership of our Common Stock that, together with the Common Stock held by such person or group, constitutes more than 50% of our total fair market value or of our combined voting power and our Board does not authorize or otherwise approve such acquisition; and/or

•               The Compensation Committee may accelerate such vesting if there is an acquisition by any one person or more than one person acting as a group, together with the acquisition during the 12-month period ending on the date of the most recent acquisition by such person or persons, of our assets that have a total gross fair market value equal to more than 50% of our total gross fair market value of all of our assets immediately before such acquisition or acquisitions, or if any one person or more than one person acting as a group, acquires the ownership of our Common Stock that, together with the Common Stock held by such person or group, constitutes more than 50% of the total fair market value or combined voting power of our Common Stock, which has been approved by our Board.

Notwithstanding any provisions of the 2008 Equity Plan or any award granted to the contrary, no acceleration will occur with respect to any award to the extent such acceleration would cause the 2008 Equity Plan or an award granted under such plan to fail to comply with Section 409A of the Code.

Additional Equity Compensation Plan Information

The following table gives information about our Common Stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of December 31, 2009.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	—	—	1,520,000	(1)
Equity compensation plans not approved by security holders	—	—	—
Total	—	—	1,520,000

(1)           Represents shares of Common Stock available for issuance under our 2008 Equity Plan.

Clawback Policy

To the extent permitted by law, if the Board, with the recommendation of the Committee, determines that any bonus, equity award, equity equivalent award or other incentive compensation has been awarded or received by a Named Executive Officer, and that such compensation was based on the achievement of any financial results that were subsequently the subject of any material restatement of our financial statements filed with the SEC, the executive officer engaged in grossly negligent or intentional misconduct that caused or substantially caused the material restatement and the amount of the compensation would have been less had the financial statements been correct, we will seek to recover from the executive officer such compensation (in whole or in part) as we deem appropriate under the circumstances. The Board has sole discretion in determining whether an officer’s conduct has or has not met any particular standard of conduct under law or Company policy.

PROPOSAL 2—RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Item 2 on Proxy Card)

General

We are asking the stockholders to ratify the Audit Committee’s appointment of Moss Adams, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010. The firm is a registered public accounting firm with the Public Company Accounting Oversight Board (“PCAOB”), as required by the Sarbanes-Oxley Act of 2002 and the rules of the PCAOB. In the event the stockholders fail to ratify the appointment, the Audit Committee will reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of our Company and our stockholders.

Moss Adams, LLP representatives are expected to attend the 2010 Annual Meeting of the Stockholders. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate stockholder questions.

The affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, entitled to vote at the Annual Meeting is required to approve the ratification of the appointment of Moss Adams, LLP as our independent registered public accounting firm for 2010.

THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF MOSS ADAMS, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2010.

Independent Registered Public Accounting Firm Fees and Services

The following is a summary of the fees billed to Former Primoris and us by Moss Adams, LLP for professional services rendered for the fiscal years ended December 31, 2009 and 2008:

Fee Category	Calendar Year 2009 Fees	Calendar Year 2008 Fees
Audit Fees (1)	$473,000	$329,177
Audit Related Fees (2)	361,918	191,550
Tax Fees	275,535	—
All Other Fees	—	—

Total Fees	$1,110,453	$520,727

(1)                                  Fees for audit services consist of the fees associated with the annual audit for both 2009 and 2008, fees in 2009 and 2008 for quarterly SAS 100 reviews and reviews of our Quarterly Report on Form 10-Q subsequent to our July 2008 Merger.

(2)                                  Audit related fees in 2009 include acquisition due diligence, proxy filings and standalone audits for Primoris subsidiaries.  Audit related fees in 2008 represent the review of the Registration Statement on Form S-4 in conjunction with the July 2008 Merger.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee has, by resolution, adopted policies and procedures regarding the pre-approval of the performance by Moss Adams, LLP of certain audit and non-audit services, subsequent to the July 2008 Merger. Moss Adams, LLP may not perform any service unless the approval of the Audit Committee is obtained prior to the performance of the services, except as may otherwise be provided by law or regulation. All services described above were approved by the Audit Committee.

AUDIT COMMITTEE REPORT

The following report of the audit committee does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing by us under the Securities Act or the Securities Exchange Act, except to the extent we specifically incorporate this report by reference.

Our Audit Committee is comprised of four independent Directors—currently Peter C. Brown, Stephen C. Cook, David D. Sgro and Thomas E. Tucker—and operates under a written charter, adopted by the Primoris Services Corporation Board, which is posted on the Investor Relations section of our website at www.primoriscorp.com .. From July 2008, Mr. Peter J. Moerbeek served as a member and Chairman of the Audit Committee until his appointment as our Chief Financial Officer on February 6, 2009. Mr. Brown has served as a member of the Audit Committee since February 6, 2009 and Mr. Sgro since May 19, 2009.

The primary purposes of the Audit Committee are to assist the Board in fulfilling its responsibility to oversee (i) the integrity of our financial statements, (ii) the independent registered public accounting firm’s qualifications, independence and performance, (iii) our accounting and financial reporting processes, (iv) our compliance with financial legal and regulatory requirements, and (v) the audits of our financial statements. The Audit Committee is directly responsible for the appointment, compensation and oversight of the work of the independent registered public accounting firm. The independent registered public accounting firm reports directly to the Audit Committee.

Management has the primary responsibility for the preparation of the financial statements and the reporting process. Our management has represented to the Audit Committee that the consolidated financial statements for the fiscal year ended December 31, 2009 were prepared in accordance with generally accepted accounting principles. Our independent registered public accounting firm is responsible for auditing these consolidated financial statements. In the performance of its oversight function, the Audit Committee reviewed and discussed the audited consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with management the critical accounting policies applied by us in the preparation of our consolidated financial statements. The Audit Committee also discussed with management the process for certifications by our Chief Executive Officer and Executive Vice President, Chief Financial Officer. The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended by Statement on Auditing Standards No. 90 (Audit Committee Communications).

In addition, the Audit Committee received from the independent registered public accounting firm the written disclosures required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and discussed with them their independence from the Company and its management. The Audit Committee also evaluated whether the independent registered public accounting firm’s provision of non-audit services to us was compatible with the auditor’s independence and determined it was compatible.

The Board determined that the Audit Committee members meet the independence requirements of Rule 10A-3 of the Exchange Act and applicable NASDAQ independence rules.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board approved the inclusion of the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2009 for filing with the Securities and Exchange Commission.

Peter C. Brown (Chairman)
Stephen C. Cook

David D. Sgro
Thomas E. Tucker

OTHER MATTERS

We are not aware of any matters other than those discussed in the foregoing materials contemplated for action at the 2010 Annual Meeting. The persons named in the proxies will vote in accordance with the recommendation of the Board on any other matters incidental to the conduct of, or otherwise properly brought before, the Annual Meeting. Discretionary authority for them to do so is contained in the proxy.

The rules promulgated by the SEC permit companies, brokers, banks or other intermediaries to deliver a single copy of this Proxy Statement and Annual Report to households at which two or more stockholders reside. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources. Stockholders sharing an address who have been previously notified by their broker, bank or other intermediary and have consented to householding will receive only one copy of our Proxy Statement and Annual Report. If you would like to opt out of this practice for future mailings and receive separate Proxy Statements and Annual Reports for each stockholder sharing the same address, please contact your broker, bank or other intermediary. You may also obtain a separate Proxy Statement or Annual Report without charge by sending a written request to Primoris Services Corporation, 26000 Commercentre Drive, Lake Forest, CA 92630, Attention: Investor Relations or by contacting us at (949) 598-9242. We will promptly send additional copies of the Proxy Statement or Annual Report upon receipt of such request. Stockholders sharing an address that are receiving multiple copies of the Proxy Statement or Annual Report can request delivery of a single copy of the Proxy Statement or Annual Report by contacting their broker, bank or other intermediary or sending a written request to the Company at the address above.

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 is being mailed to all stockholders of record with this Proxy Statement. The Annual Report on Form 10-K does not constitute, and should not be considered, a part of this proxy solicitation material.

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, filed with the SEC is available without charge upon written request to:

Primoris Services Corporation
26000 Commercentre Drive
Lake Forest, CA 92630
Attention: Investor Relations

Any stockholder or stockholder’s representative, who, because of a disability, may need special assistance or accommodation to allow him or her to participate at the Annual Meeting, may request reasonable assistance or accommodation from us by contacting Primoris Services Corporation, 26000 Commercentre Drive, Lake Forest, CA 92630, or at (949) 598-9242. To provide us with sufficient time to arrange for reasonable assistance or accommodation, please submit all requests by May 3, 2010.

Whether you intend to be present at the Annual Meeting or not, we urge you to return your signed proxy promptly.

By Order of the Board of Directors,

/s/ John M. Perisich
John M. Perisich
Senior Vice President, General Counsel and Secretary

PERFORMANCE GRAPH

The following graph compares the cumulative total return to holders of the Company’s common stock during the period from August 6, 2008, the first day of trading in the Company’s common stock after the July 31, 2008 Merger to December 31, 2009.    The return is compared to the cumulative total return during the same period achieved by three comparable companies, Matrix Service Company, MasTec, Inc., Willbros Group, Inc. and that achieved by the Standard & Poor’s 500 Stock Index as of each quarter during the same period.

The returns are calculated assuming that an investment with a value of $100 was made in the Company’s common stock and in each stock as of August 6, 2008, the first day of trading after the July 31, 2008 Merger.  All dividends were reinvested in additional shares of common stock, although some of the comparable Companies did not pay dividends during the periods shown. The graph lines merely connect the measuring dates and do not reflect fluctuations between those dates. The stock performance shown on the graph is not intended to be indicative of future stock performance.

COMPARISON OF AUGUST 6, 2008 THROUGH DECEMBER 31, 2009

CUMULATIVE TOTAL RETURN (1)

Among Primoris Services Corporation, three comparable companies and the S&P 500

Notes:

(1)                                  Assumes that dividends are reinvested, if any.

(2)                                  PRIM — Primoris Services Corporation

MTRX — Matrix Service Company

MTZ — MasTec, Inc.

WG — Willbros Group, Inc.

S&P 500 — Standard & Poor’s 500 Stock Index

PRIMORIS SERVICES CORPORATION

 PROXY FOR ANNUAL MEETING OF STOCKHOLDERS, MAY 11, 2010
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Brian Pratt as Proxy holder, with the power to appoint his substitute, and hereby authorizes him to represent and vote, as designated on the reverse side, all eligible shares of Common Stock of Primoris Services Corporation, held of record by the undersigned, which the undersigned may be entitled to vote, on March 31, 2010, at the 2010 Annual Meeting of Stockholders to be held at 10:00 a.m., Pacific Time, on May 11, 2010, at the Hyatt Regency Irvine, located at 17900 Jamboree Road, Irvine, California 92614, and any continuation(s), postponement(s) or adjournment thereof.

 IMPORTANT—PLEASE SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY

(Continued and to be marked, dated and signed, on the other side)

Address Change/Comments (mark the corresponding box on the reverse side)

FOLD AND DETACH HERE

The Board of Directors recommends a vote “FOR” all proposals.

Please Mark Here for Address Change or Comments SEE REVERSE SIDE	☐

Proposal 1— Election of Class B Directors—The Board recommends a vote “FOR” each listed nominee as a Director for a three-year term expiring in 2013:

Nominees:
01—John P. Schauerman	FOR	WITHHOLD
	☐	☐

02—Stephen C. Cook	FOR	WITHHOLD
	☐	☐

03—Peter J. Moerbeek	FOR	WITHHOLD
	☐	☐

FOR	AGAINST	ABSTAIN

Proposal 2— Ratification of Appointment of Moss Adams, LLP as the Company’s Independent Registered Public Accounting Firm— The Board recommends a vote “FOR” ratification of Moss Adams, LLC as the Company’s Independent Registered Public Accountant.

☐	☐	☐

This Proxy, when properly executed, will be voted according to your instructions. If no instructions are given but the proxy is signed, this Proxy will be voted for ALL the nominees listed in Proposal 1 and FOR proposal 2.  In his discretion, the Proxy holder is authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Signature:	Date:

Please date this Proxy and sign it exactly as your name or names appear above. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If shares are held by a corporation, please sign in full corporate name by the president or other authorized officer. If shares are held by a partnership, please sign in full partnership name by an authorized person.